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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)         JANUARY 8, 1998
                                                 -----------------------------


                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


          0-20618                                       65-0328006
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  (Commission File Number)                   (IRS Employer Identification No.)



                           301 YAMATO ROAD, SUITE 1190
                            BOCA RATON, FLORIDA 33431
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code           (561) 994-6015
                                                    ---------------------------



                                       N/A
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On January 8, 1998, RailAmerica, Inc., a Delaware corporation (the "Registrant"), issued a press release announcing the decision of its Board of Directors to adopt a Common Stock Purchase Rights Agreement.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits


    EXHIBIT
     NUMBER                              DESCRIPTION
----------------  -----------------------------------------------------------

         4.1 Form of Common Stock Purchase Rights Agreement, dated as of January 6, 1998, between the Registrant and American Stock Transfer & Trust Company.(1)

         99 Press release, dated January 8, 1998, announcing the Registrant's adoption of a Common Stock Purchase Rights Agreement.(2)

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(1)      Incorporated by reference to the exhibit of the same number filed as part of the Registrant's Registration Statement on Form 8-A, filed on January 8, 1998.
(2)      Filed herewith.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RAILAMERICA, INC.




Dated: January 8, 1998                       By: /s/ DONALD D. REDFEARN
                                                 ------------------------------
                                                 Donald D. Redfearn
                                                 Executive Vice President







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                                INDEX TO EXHIBITS


    EXHIBIT
     NUMBER                            EXHIBIT DESCRIPTION
----------------  -----------------------------------------------------------


       99 Press release, dated January 8, 1998, announcing the Registrant's adoption of the Common Stock Purchase Rights Plan